Virtus Seix High Grade Municipal Bond Fund,

a series of Virtus Asset Trust

Supplement dated June 15, 2026, to the Summary Prospectus and the Virtus Asset Trust Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated April 28, 2026

IMPORTANT NOTICE TO INVESTORS

Effective after the close of business on June 12, 2026, Virtus Seix High Grade Municipal Bond Fund (the “Fund”), formerly a series of Virtus Asset Trust, was merged with and into Virtus Seix Investment Grade Tax-Exempt Bond Fund, a separate series of Virtus Asset Trust, which has been renamed Virtus Newfleet Intermediate Municipal Bond Fund. The Fund has ceased to exist and is no longer available for sale. Accordingly, the Fund’s Summary Prospectus is no longer valid, nor are references to the Fund in the Virtus Asset Trust Statutory Prospectus and SAI.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VAT 8622/Seix High Grade Muni Bond Merged (06/26)